SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      ate of report (Date of earliest event reported):    April 13, 2004
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                        Dynacore Patent Litigation Trust
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              (Exact name of registrant as specified in its charter)
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   Delaware                         000-50020                   74-6498884
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                            Identification
                                                                     No.)


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 9901 IH-10 West, Suite 800, San Antonio, Texas               78230-2292
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  (Address of Principal Executive Offices)                    (Zip Code)
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Registrant's telephone number, including area code: 210-558-2898
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Item 5.   Other Events

                 DYNACORE HOLDINGS V. US PHILIPS, 03-1305, -1306


         On March 31, 2004, the United States Court of Appeals for the Federal Circuit ("Appeals Court") rejected the appeal by The CattleSale Company (formerly known as Dynacore Holdings Corporation) (the "Company") and the Dynacore Patent Litigation Trust (the "Trust") of the summary judgment decision by the United States District Court for the Southern District of New York ("District Court") in Dynacore Holdings Corporation and Dynacore Patent Litigation Trust v. US Philips Corporation, et al. ("Action"), Civil Action Nos. 01-CV-5012 (LTS)(GWG) and 01-CV-10798 (LTS)(GWG) that no patent infringement had been committed by defendants against the Company's U.S. patent no. 5,077,732 ("Patent"). Pursuant to the Company's amended Plan of Reorganization approved by the United States Bankruptcy Court for the district of Delaware on December 5, 2000, this action was transferred to the Trust for prosecution. As such, the Trust was responsible for the costs, including attorneys' fees, of prosecuting the Action. As a result of the Appeals Court's decision, the Trust cannot enforce claims of infringement on the Patent against the defendants. The District Court must rule on defendants' motions for taxable costs and attorneys' fees. The Trust believes that it acted in good faith in bringing and prosecuting the Action and that it has valid defenses to and arguments against defendants' motions. Although the Trust believes the motions for attorneys' fees to be without merit, there can be no assurance that the District Court will rule in favor of the Trust. The Trust cannot predict (i) when the District Court will rule on defendants' motions for attorneys' fees, (ii) how the District Court will rule on the motion, and (iii) the amount of any attorneys' fees if awarded by the District Court. However, a ruling against the Trust will have a material adverse effect on the Trust.







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Dynacore Patent Litigation Trust
                                       (Registrant)
Date:  April 13, 2004


                                       By:/s/Asher B. Edelman
                                       Asher B. Edelman
                                       Trustee